UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023 (August 17, 2023)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1450 Brickell Avenue, 31st Floor
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement

Underwriting Agreement

On August 17, 2023, WhiteHorse Finance, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, H.I.G. WhiteHorse Advisers, LLC, H.I.G. WhiteHorse Administration, LLC and Oppenheimer & Co. Inc., as representative of the several underwriters named in Schedule I thereto, in connection with the issuance and sale by the Company of $30.0 million in aggregate principal amount of its 7.875% notes due 2028 (the “Notes”), in a registered public offering (the “Offering”).

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2, as amended (File No. 333-265864) (the “Registration Statement”), initially filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2022, and declared effective on August 2, 2022, as supplemented by a preliminary prospectus supplement, dated August 16, 2023, and a final prospectus supplement, dated August 17, 2023, each previously filed with the SEC. The Offering is expected to close on August 24, 2023, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 17, 2023, among WhiteHorse Finance, Inc., H.I.G. WhiteHorse Advisers, LLC, H.I.G. WhiteHorse Administration, LLC and Oppenheimer & Co. Inc., as representative of the several underwriters named on Schedule I thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2023

WHITEHORSE FINANCE, INC.

By:	/s/ Joyson C. Thomas
Joyson C. Thomas
Chief Financial Officer